UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 9, 2021

PWP Forward Acquisition Corp. I

(Exact name of registrant as specified in its charter)

Delaware	001-40185	85-3098890
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

767 Fifth Avenue
New York, NY	10153
(Address of principal executive offices)	(Zip Code)

(212) 287-3200

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one-fifth of one redeemable warrant	FRWAU	The Nasdaq Stock Market LLC
Class A common stock, par value $0.0001 per share	FRW	The Nasdaq Stock Market LLC
Redeemable warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50	FRWAW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

On March 12, 2021, PWP Forward Acquisition Corp. I (the “Company”) consummated its initial public offering (the “IPO”) of 20,000,000 units (the “Units”). Each Unit consists of one share of Class A common stock of the Company, par value $0.0001 per share (“Class A Common Stock”), and one-fifth of one redeemable warrant of the Company. Each whole warrant entitles the holder thereof to purchase one share of Class A Common Stock for $11.50 per share, subject to adjustment. The Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $200,000,000. The Company has granted the underwriters a 45-day option to purchase up to an additional 3,000,000 units at the initial public offering price to cover over-allotments, if any.

Substantially concurrently with the closing of the IPO, the Company completed the private sale of 4,000,000 warrants (the “Private Placement Warrants”) to the Company’s sponsor, PWP Forward Sponsor I LLC (the “Sponsor”), at a purchase price of $1.50 per Private Placement Warrant, generating gross proceeds to the Company of $6,000,000. The Private Placement Warrants are identical to the warrants sold as part of the Units in the IPO except that, as long as the Sponsor or its permitted transferees beneficially own the Private Placement Warrants, the Private Placement Warrants (including the shares of Class A Common Stock issuable upon exercise of such Private Placement Warrants) are subject to certain transfer restrictions and the holders thereof are entitled to certain registration rights, and: (1) will not be redeemable by the Company (except as described in the Company’s prospectus); and (2) may be exercised by the holders on a cashless basis.

A total of $200,000,000, comprised of proceeds from the IPO and the sale of the Private Placement Warrants, was placed in a U.S.-based trust account at J.P. Morgan Chase Bank, N.A., maintained by Continental Stock Transfer & Trust Company, acting as trustee. Except with respect to interest earned on the funds held in the trust account that may be released to the Company to pay its taxes, if any, the funds held in the trust account will not be released from the trust account until the earliest of: (1) the completion of the Company’s initial business combination; (2) the redemption of any public shares properly submitted in connection with a stockholder vote to amend the Company’s amended and restated certificate of incorporation (A) to modify the substance or timing of the Company’s obligation to allow redemptions in connection with its initial business combination or to redeem 100% of its public shares if the Company does not complete its initial business combination within 24 months from the closing of the IPO or (B) with respect to any other provision relating to stockholders’ rights or pre-initial business combination activity; and (3) the redemption of all of the Company’s public shares if it is unable to complete its initial business combination within 24 months from the closing of the IPO, subject to applicable law.

In connection with the IPO, the Company entered into the following agreements, the forms of which were previously filed as exhibits to the Company registration statement (File No. 333-253371):

•	Amended and Restated Certificate of Incorporation of the Company.

•	An Underwriting Agreement, dated March 9, 2021, between the Company and Citigroup Global Markets Inc., as representative of the several underwriters.

•	A Warrant Agreement, dated March 9, 2021, between the Company and Continental Stock Transfer & Trust Company, as warrant agent.

•	A Letter Agreement, dated March 9, 2021, among the Company, the Sponsor and the Company’s officers, directors and advisory board members, and certain employees of Perella Weinberg Partners.

•	An Investment Management Trust Agreement, dated March 9, 2021, between the Company and Continental Stock Transfer & Trust Company, as trustee.

•	A Registration Rights Agreement, dated March 9, 2021, among the Company, the Sponsor and certain other security holders.

•	An Administrative Services Agreement, dated March 9, 2021, between the Company and Perella Weinberg Partners Group LP.

•	A Private Placement Warrants Purchase Agreement, dated March 9, 2021, between the Company and the Sponsor.

•	An Indemnity Agreement, dated March 9, 2021, between the Company and Stacia Ryan.

•	An Indemnity Agreement, dated March 9, 2021, between the Company and Joseph R. Perella.

•	An Indemnity Agreement, dated March 9, 2021, between the Company and Stefanie Jay.

•	An Indemnity Agreement, dated March 9, 2021, between the Company and Courtney Leimkuhler.

•	An Indemnity Agreement, dated March 9, 2021, between the Company and Sonalee Parekh.

On March 9, 2021, the Company issued a press release, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K, announcing the pricing of the IPO.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are filed with this Form 8-K:

Exhibit
No.	Description of Exhibits

1.1	Underwriting Agreement, dated March 9, 2021, between the Company and Citigroup Global Markets Inc., as representative of the several underwriters.

3.1	Amended and Restated Certificate of Incorporation of the Company.

4.1	Warrant Agreement, dated March 9, 2021, between the Company and Continental Stock Transfer & Trust Company, as warrant agent.

10.1	Letter Agreement, dated March 9, 2021, among the Company, the Sponsor and the Company’s officers, directors and advisory board members, and certain employees of Perella Weinberg Partners.

10.2	Investment Management Trust Agreement, dated March 9, 2021, between the Company and Continental Stock Transfer & Trust Company, as trustee.

10.3	Registration Rights Agreement, dated March 9, 2021, among the Company, the Sponsor and certain other security holders party thereto.

10.4	Administrative Services Agreement, dated March 9, 2021, between the Company and Perella Weinberg Partners Group LP.

10.5	Private Placement Warrants Purchase Agreement, dated March 9, 2021, between the Company and the Sponsor.

10.6	Indemnity Agreement, dated March 9, 2021, between the Company and Stacia Ryan.

10.7	Indemnity Agreement, dated March 9, 2021, between the Company and Joseph R. Perella.

10.8	Indemnity Agreement, dated March 9, 2021, between the Company and Stefanie Jay.

10.9	Indemnity Agreement, dated March 9, 2021, between the Company and Courtney Leimkuhler.

10.10	Indemnity Agreement, dated March 9, 2021, between the Company and Sonalee Parekh.

99.1	Press Release, announcing the pricing of the IPO.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PWP Forward Acquisition Corp. I

Date: March 12, 2021	By:	/s/ Stacia Ryan
		Name:	Stacia Ryan
		Title:	Chief Executive Officer